First Quarter 2015 Financial Results Supplement May 5, 2015 Exhibit 99.2

© Freddie Mac
Table of contents
1
Financial Results Segment Business Information
2 - Quarterly Financial Results 11 - Single-Family New Funding Volume
3 - Financial Results - Key Drivers 12 - Single-Family Guarantee Fees Charged on New Acquisitions
4 - Financial Results - Key Drivers:  Derivative Gains (Losses) 13 - Single-Family Risk Transfer Transactions
5 - Comprehensive Income 14 -
6 - Treasury Draw Requests and Dividend Payments 15 -
7 - Segment Financial Results 16 -
17 -
Housing Market
18 -
8 - National Home Prices 19 -
9 - Home Price Performance by State:  March 2014 to March 2015 20 -
10 - 21 -
22 -
23 -
24 -
25 -

Interest Rate Risk Measures
Investments - Mortgage-Related Investments Portfolio Composition
Single-Family Real Estate Owned
Multifamily Business Volume and Portfolio Composition
Multifamily Securitization Volume
Single-Family Mortgage Market and Freddie Mac Delinquency Rates
Investments - Mortgage-Related Investments Portfolio:
More Liquid versus Less Liquid Assets
Single-Family Credit Quality -  Purchases
Housing Market Support
Single-Family Credit Quality - Credit Guarantee Portfolio
Multifamily Market and Freddie Mac Delinquency Rates
Investments - Purchase Agreement Portfolio Limits
Multifamily Percentage of Affordable Units Financed

© Freddie Mac
Quarterly financial results
Note: Columns and rows may not add due to rounding.
2
$ Millions 1Q15
vs
1Q15 4Q14 4Q14
1 Net interest income 3,647 $     3,587 $     60 $
2 Benefit (provision) for credit losses 499 (17) 516
3     Derivative losses (2,403)       (3,397)       994
4     Other non-interest income 256 815 (559)
5 Non-interest income (loss) (2,147)       (2,582)       435
6 Non-interest expense (1,211)       (823)           (388)
7 Pre-tax income 788 $         165 $         623 $
8 Income tax (expense) benefit (264) 62 (326)
9 Net income 524 $         227 $         297 $
10 Total other comprehensive income,
net of taxes
222 24 198
11 Comprehensive income 746 $         251 $         495 $
12 Total equity / GAAP net worth (ending balance) 2,546 $     2,651 $     (105) $

© Freddie Mac
Financial results – key drivers
Net Interest Income
$ Billions
Benefit (Provision) for Credit Losses
$ Billions
Other Non-Interest Income (Loss)
$ Billions
Total Other Comprehensive Income
$ Billions
1
Includes settlement benefits from private-label securities litigation.
3
Annual
2013:  $16.5
2014:  $14.3
Annual
2013:  $2.5
2014:  ($0.1)
Annual
2013:  $2.9
2014:  $1.7
Annual
2013:  $5.9
2014:  $8.2
$0.5
$0.5
$0.7
$0.02
$0.2
1Q14 2Q14 3Q14 4Q14 1Q15
$3.5 $3.5
$3.7
$3.6
$3.6
1Q14 2Q14 3Q14 4Q14 1Q15
$5.5
$0.5
$1.4
$0.8
$0.3
1Q14 2Q14 3Q14 4Q14 1Q15
($0.1)
$0.6
($0.6)
($0.02)
$0.5
1Q14 2Q14 3Q14 4Q14 1Q15
1

$1.3
$2.3
$0.8
$1.7
($0.9)
($0.9)
($0.9)
($0.7)
($0.7)
($0.7)
($0.6)
($0.7)
($0.6)
($1.7)
($1.3)
($2.7)
($1.8)

© Freddie Mac
Financial results – key drivers:
Derivative gains (losses)
2-Year and 10-Year LIBOR Rates
Percent (%)
Derivative Gains (Losses)
Fair Value Changes vs. Interest Carry
$ Billions
4
($2.4)
($1.9)
($0.6)
($3.4)
1
Represents the net amount the company accrues for interest-rate swap payments it will make or receive during a period.
($2.4)
$1.0
($0.1)
$1.4
$0.4
0.38
0.42
0.51
0.46
0.49
0.55
0.58
0.83
0.89
0.71
0.87
0.81
1.79
2.01
2.69
2.77
3.07
2.85
2.61
2.66
2.29
1.81
2.12
2.03
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 Jan-15 Feb-15 Mar-15
2-Year 10-Year
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15
Derivative Interest Carry Derivative Fair Value Changes
Note: Totals may not add due to rounding.
1

© Freddie Mac
Comprehensive income
1
1
Consists of the after-tax changes in: (a) the unrealized gains and losses on available-for-sale securities; (b) the effective portion of derivatives previously designated as cash flow hedges; and (c) defined benefit plans.
A
B
C = A + B
$ Billions
5
$4.5
$1.9
$2.8
$0.3
$0.7
1Q14 2Q14 3Q14 4Q14 1Q15
Net income
Total other comprehensive income (loss), net of taxes
Comprehensive income

© Freddie Mac
Dividend Payments to Treasury
Draw Requests from Treasury
Treasury draw requests and dividend payments
1
The initial $1 billion liquidation preference of senior preferred stock was issued to Treasury in September 2008 as consideration for Treasury’s funding commitment.  The company received no cash proceeds as a result of issuing this initial $1 billion liquidation preference of senior preferred stock.
2
Amounts may not add due to rounding.
3
Amount does not include the June 2015 dividend obligation of $0.7 billion.
4
Annual amounts represent the total draws requested based on Freddie Mac’s quarterly net deficits for the periods presented.  Draw requests are funded in the subsequent quarter
(e.g., $19 million draw request for 1Q12 was funded in 2Q12).
5
Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Through December 31, 2012, Treasury was entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock.  However, the fixed dividend rate was replaced with a net worth sweep dividend payment beginning in the first quarter of 2013.  See the company’s Annual Report on Form 10-K for the year ended December 31, 2014 for more information.
$ Billions
5
4
Draws From Treasury Dividend Payments to Treasury
6
3
Cumulative
Total
Dividend Payments as of 3/31/15 $91.8
2Q15 Dividend Obligation $0.7
Total Dividend Payments
2
$92.6
Cumulative
Total
Total Senior Preferred Stock
Outstanding
$72.3
Less:  Initial Liquidation Preference
1
$1.0
Treasury Draws $71.3
$44.6
$6.1
$13.0
$7.6
$0.0 $0.0
$0.0
2008 2009 2010 2011 2012 2013 2014 1Q15
$4.1
$5.7
$6.5
$7.2
$47.6
$19.6
$0.9
2008 2009 2010 2011 2012 2013 2014 1Q15
$0.02
$0.2

$0.5
$0.5
$0.1
$0.1
4Q14
1Q15
($0.5)
$0.1
($0.5)
$0.4
$0.2
$0.2
4Q14
1Q15
$0.3
$0.3
$0.3
$0.3
4Q14
1Q15

© Freddie Mac
Segment financial results
$ Billions
Investments
Multifamily
Single-Family Guarantee
1
Comprehensive Income
Segment Earnings Segment  Other Comprehensive Income (Loss)
1
Comprehensive income approximated segment earnings for both 4Q14 and 1Q15.
Note: Totals may not add due to rounding.
7

© Freddie Mac
1
National home prices
1
Cumulative decline of 10% since June 2006
(NSA Series)
Freddie Mac House Price Index (December 2000=100)
8
100
110
120
130
140
150
160
170
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
United States (SA)
United States (NSA)
2015Q1 NSA Index Growth: 1.6%
2015Q1 SA Index Growth: 1.6%
    National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indices where the value weights are based on Freddie
Mac’s single-family credit guarantee portfolio.  Other indices of home prices may have different results, as they are determined using home prices relating to different pools of mortgage loans and calculated under different conventions than Freddie Mac’s.  Quarterly growth rates are calculated as a 3-month change based on the final month of each quarter.  ‘SA’ denotes ‘Seasonally Adjusted’ and ‘NSA’ denotes ‘Not Seasonally Adjusted’; seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical growth rates change as new data becomes available.  Values for the most recent periods typically see the largest changes.  Cumulative decline, based on the NSA series, calculated as the percent change from June 2006 to March 2015.
    Source: Freddie Mac.

© Freddie Mac
8%
4 to 7%
-2 to -1%
0 to 3%
Home price performance by state
March 2014 to March 2015
1
United States 5%
1
The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee
portfolio.   Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions.  The
Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series.  Percent changes were rounded to nearest whole percentage point.
Source: Freddie Mac
9
2%
AL
0%
AK
0%
AR
5%
AZ
7%
CA
11%
CO
CT -1%
DC 5%
DE 0%
11%
FL
7%
GA
8%
HI
2%
IA
4%
ID
3%
IL
5%
IN
4%
KS
KY 4%
3%
LA
-1%
1%
ME
7%
MI
2%
MN
3%
MO
0%
MS
2%
MT
NC 6%
5%
ND
3%
NE
NJ 2%
3%
NM
9%
NV
2%
NY
3%
OH
5%
OK
6%
OR
2%
PA
RI 4%
5%
SC
2%
SD
TN 4%
8%
TX
5%
UT
0%
VA
10%
WA
3%
WI
2%
WV
5%
WY
0%
-2%
VT
3%
MD
MA
NH

© Freddie Mac
Housing market support
Number of Families Freddie Mac Helped
to Own or Rent a Home
In Thousands
Single-Family Loan Workouts
Number of Loans (000)
1
Based on the company’s purchases of loans and issuances of mortgage-related securities.  For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower.
2
Consists of both home retention actions and foreclosure alternatives.
3
These categories are not mutually exclusive and a borrower in one category may also be included in another category in the same or another period.  For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a short sale or deed-in-lieu transaction in a later period.
133
275
208
169 168
Repayment plans
Loan modifications
Forbearance agreements
Short sales and deed-in-lieu of
foreclosure transactions
Home Retention Actions
Foreclosure Alternatives
Cumulative Since 2009:    13,450 Cumulative Since 2009:    1,100
10
120
27
2,480
2,089
1,830
2,472
2,458
1,627
494
2009 2010 2011 2012 2013 2014 1Q15
2009 2010 2011 2012 2013 2014 1Q15
1
3
3
3
3
2

Single-family new funding volume
$ Billions
$49
$59
$77
$71
11
Note: Totals may not add due to rounding.
Annual
2013:  $423
2014:  $255
$80
$26
$26
$33
$36
$52
$23
$33
$43 $35
$28
1Q14 2Q14 3Q14 4Q14 1Q15
Refi UPB Purchase UPB
© Freddie Mac

© Freddie Mac
Single-family guarantee fees charged on new
acquisitions
1
Includes the effect of pricing adjustments that are based on the relative performance of Freddie Mac’s PCs compared to comparable Fannie Mae securities.
2
Effective April 1, 2012, guarantee fees charged on single-family loans sold to Freddie Mac were increased by 10 basis points.  Under the Temporary Payroll Tax Cut Continuation Act
of 2011, Freddie Mac is required to remit the proceeds from this increase to Treasury.
3
Represents the estimated average rate of management and guarantee fees for new acquisitions during the period assuming amortization of delivery fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans.
Quarterly
In Basis Points (bps), Annualized
Legislated 10 Basis Point Guarantee Fee Remitted to Treasury
Single-Family Guarantee Fee Charged on New Acquisitions (excluding amounts remitted to Treasury)
3
2
12
Annual
In Basis Points (bps)
20
25
27
38
51
57
2009 2010 2011 2012 2013 2014
56
58
57 57
57
1Q14 2Q14 3Q14 4Q14 1Q15
1

© Freddie Mac
Single-family risk transfer transactions
Structured Agency Credit Risk
(STACR
®
) Debt Note Issuances
$ Billions
Agency Credit Insurance Structure
13
1
At issuance.  Includes $44.2 billion of UPB related to 1Q15 credit risk transfer transactions.
$1.1
$4.9
$1.7
2013 2014 1Q15
$77.4
$709.2
$706.7
2013 2014 1Q15
Cumulative
$ Billions
STACR Issuances $7.8
ACIS Reinsurance Transactions $1.5
Reference Pool UPB
1
$249.6
SM
SM
(ACIS Reinsurance) Transactions
$ Millions

67
70
70
76
75
76
78
80
66
77
67
77
67
97
68
91
71
82
76
76
73
2009
2010
2011
2012
2013
2014
1Q15
Relief refinance (includes HARP)
All other
Total purchases

756
755
755
756
749
744
751
757
758
759
762
756
748
753
738
747
744
740
727
713
719
2009
2010
2011
2012
2013
2014
1Q15
Relief refinance (includes HARP)
All other
Total purchases

© Freddie Mac
Single-family credit quality - purchases
Weighted Average Original LTV Ratio
1
Percent (%)
Weighted Average Credit Score
2
14
1
Original LTV ratios are calculated as the unpaid principal balance (UPB) of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at the time of mortgage origination or the mortgage borrower’s purchase price.  Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation.  The existence of a second lien mortgage reduces the borrower’s equity in the home and, therefore, can increase the risk of default.
2
  Credit score data is based on FICO scores at the time of loan origination or Freddie Mac’s purchase and may not be indicative of the borrowers’ current creditworthiness.  FICO scores can range between approximately 300 to 850 points.

7
12
20
61
9
84
5
2

8.25
7.93
7.66
7.59
7.10
3.16
3.11
3.12
3.10
2.97
2.20
2.07
1.96
1.88
1.73
0.65
0.66
0.70
0.75
0.75
0.24
0.23
0.23
0.24
0.22
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015

© Freddie Mac
Single-family credit quality – credit guarantee
portfolio
1
Loans acquired after 2008. HARP and other relief refinance loans are presented separately.
Concentration of Credit Risk
Percent (%)
Serious Delinquency Rates
Percent (%)
15
% of Portfolio
As of March 31, 2015
% of Credit Losses
For Three Months Ended March 31, 2015
New single-family book
2005 - 2008 legacy single-family book
HARP and other relief refinance loans
Pre-2005 legacy single-family book
HARP and other relief refinance loans
Pre-2005 legacy single-family book
New single-family book
2005 - 2008 legacy single-family book
Total
1
1

© Freddie Mac
Single-family real estate owned
Property Inventory
1Q15 Activity
Historical Trend
Ending Property Inventory
(Number of Properties) (Number of Properties)
16
25,768
22,738
7,201
(10,231)
12/31/14
Inventory
Acquisitions Dispositions 3/31/15
Inventory
48k
26k
45k
47k 47k
44k
36k
29k
23k
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15

© Freddie Mac

Single-family Serious Delinquency Rates
Single-family mortgage market and Freddie Mac
delinquency rates
17
0
4
8
12
16
20
24
28
32
Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14
17.68%
4.52%
2.60%
1.88%
Total Mortgage Market Prime Subprime Freddie Mac
1 1 1 2
Source: National Delinquency Survey from the Mortgage Bankers Association.  Categories represent first lien single-family loans.  Data is not yet available for the first quarter of 2015.
See “MD&A – RISK MANAGEMENT – Credit Risk Overview – Single-Family Mortgage Credit Risk  Framework and Profile– Monitoring Loan Performance” in Freddie Mac’s Form 10-K
for the year ended December 31, 2014, for information about the company’s reported delinquency rates.  The single-family serious delinquency rate at March 31, 2015 was 1.73%.

© Freddie Mac
1
Total Multifamily Portfolio
UPB $ Billions
Multifamily business volume and portfolio
composition
Multifamily New Business Volume
$ Billions
1
Primarily K-Deals.
18
$15
$20
$29
$26
$28
$10
2010 2011 2012 2013 2014 1Q15
$174
12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 3/31/15
MF unsecuritized loan portfolio
MF investment securities portfolio
MF guarantee portfolio
$169
$167
$180
$177
$169

© Freddie Mac
Multifamily percentage of affordable units financed
Multifamily Acquisitions of Units by Area Median Income (AMI)
% of Units Acquired
19
91% of units
acquired in 2015
are affordable to
households
earning at or
below 100% AMI
Note: Totals may not add due to rounding.
62%
56%
61%
67%
63%
58%
61%
60%
2008 2009 2010 2011 2012 2013 2014 YTD 2015
11%
8%
14%
12%
16%
17%
13%
16%
17%
19%
15%
14%
13%
14%
16%
15%
11%
18%
10%
7%
8%
11%
10%
9%
50% AMI or less >50%-80% AMI >80%-100% AMI >100% AMI

[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]						[illegible]	[illegible]	[illegible]

© Freddie Mac
K-Deal Securitization Volume
UPB $ Billions
Multifamily securitization volume
1
Represents the UPB of multifamily loans sold via Freddie Mac’s K Certificate transactions.
Note:  Totals may not add due to rounding.
20
2009 2010 2011 2012 2013 2014 1Q15 Total
Total UPB
$2.1 $6.4 $13.7 $21.2 $28.0 $21.3 $5.1 $98.0
Number of
Transactions
2 6 12 17 19 17 5 78
$2.1
$6.4
$13.7
$21.2
$28.0
$21.3
$5.1
2009 2010 2011 2012 2013 2014 1Q15
1
1

© Freddie Mac
0.00%
Multifamily market and Freddie Mac delinquency rates
Percent
1
1.25%
0.44%
0.04%
1
21
0
2
4
6
8
10
12
14
4Q10 2Q11 4Q11 2Q12 4Q12 2Q13 4Q13 2Q14 4Q14
Freddie Mac (60+ day) FDIC Insured Institutions (90+ day)
MF CMBS Market (60+ day) ACLI Investment Bulletin (60+ day)
See “MD&A – RISK MANAGEMENT – Credit Risk Overview – Multifamily Mortgage Credit Risk Profile” in Freddie Mac’s Form 10-K for the year ended December 31, 2014, for information about the company’s reported multifamily delinquency rate.  The multifamily delinquency rate at March 31, 2015 was 0.03%.
Source: Freddie Mac, FDIC Quarterly Banking Profile, TREPP (CMBS multifamily 60+ delinquency rate, excluding REOs), American Council of Life Insurers (ACLI).  Non-Freddie Mac
data is not yet available for the first quarter of 2015.

© Freddie Mac
Mortgage-related investments portfolio ending balance
Mortgage-related investments portfolio limit
Investments – Purchase Agreement portfolio limits
Indebtedness
1, 3
$ Billions
Mortgage Assets
1, 2
$ Billions
1
The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs).  See the company’s Annual Report on Form 10-K for the year ended December 31, 2014 for more information.
2
Represents the unpaid principal balance (UPB) of the company’s mortgage-related investments portfolio.  The company discloses its mortgage assets on this basis monthly in its
Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC).
3
Represents the par value of the company’s unsecured short-term and long-term debt securities issued to third parties to fund its business activities.  The company discloses its indebtedness on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC.
Indebtedness limit
Total debt outstanding
22
$408
$406
$470 $470 $470 $470
$399
12/31/14 03/31/15 06/30/15 09/30/15 12/31/15
$454
$451
$663
$564 $564 $564 $564
12/31/14 03/31/15 06/30/15 09/30/15 12/31/15

© Freddie Mac
1
Based on unpaid principal balances and excludes mortgage-related securities traded, but not yet settled.  The mortgage-related investments portfolio is determined without giving effect to the January 1, 2010 change in accounting standards related to the transfer of financial assets and consolidation of variable interest entities (VIEs).
2
Mortgage loans totaled $166.1 billion at March 31, 2015 of which $110.5 billion were single-family and $55.6 billion were multifamily.
Investments – mortgage-related investments portfolio
composition
Mortgage-Related Investments Portfolio
1
$ Billions
2
$755
$697
$653
$558
$461
23
$408
$406
12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 03/31/15
Mortgage Loans
Non-Freddie Mac Mortgage-Related Securities (Non-Agency)
Non-Freddie Mac Mortgage-Related Securities (Agency)
Freddie Mac PCs and Structured Securities

© Freddie Mac
Investments – mortgage-related investments portfolio:
More liquid versus less liquid assets
More Liquid versus Less Liquid Assets
$ Billions
24
1
1
62%
63%
62%
59%
59%
58%
36%
38%
37%
38%
41%
41%
42%
$558
$461
$434
$420
$414
$408
$406
12/31/12 12/31/13 03/31/14 06/30/14 03/30/14 12/31/14 03/31/15
Less Liquid Assets More Liquid Assets
64%
Less liquid assets include unsecuritized single-family and multifamily mortgage loans, certain structured agency securities collateralized with non-agency mortgage-related securities, and the company’s investments in non-agency mortgage-related securities.

© Freddie Mac
$ Millions
Average Monthly PMVS-Level
1
Interest-rate risk measures
Average Monthly Duration Gap
2
Months
1
Portfolio Market Value Sensitivity, or PMVS, is an estimate of the change in the market value of Freddie Mac’s net assets and liabilities from an instantaneous 50 basis point shock to interest rates, assuming no rebalancing actions are undertaken and assuming the mortgage-to-LIBOR basis does not change.  PMVS-Level or PMVS-L measures the estimated sensitivity of the company’s portfolio market value to parallel movements in interest rates.
2
Duration gap measures the difference in price sensitivity to interest rate changes between Freddie Mac’s financial assets and liabilities, and is expressed in months relative to the market value of assets.
25
$28
$25
$38
$95
$26
$23
$55
$93
$127
$99
$122
$146
$105
0
50
100
150
200
Mar
14
Apr
14
May
14
Jun
14
Jul
14
Aug
14
Sep
14
Oct
14
Nov
14
Dec
14
Jan
15
Feb
15
Mar
15
(6)
(5)
(4)
(3)
(2)
(1)
0
1
2
3
4
5
6
Mar
14
Apr
14
May
14
Jun
14
Jul
14
Aug
14
Sep
14
Oct
14
Nov
14
Dec
14
Jan
15
Feb
15
Mar

© Freddie Mac
Safe Harbor Statements
Freddie Mac obligations
Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie
Mac.
No offer or solicitation of securities
This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances.
Forward-looking statements
Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its single-family, multifamily and investment businesses, its loan workout initiatives and other efforts to assist the U.S. residential mortgage market, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans we guarantee, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Forward-
looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control.
Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government
(including FHFA, Treasury and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s Web site at www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-
looking statements it makes to reflect events or circumstances occurring after the date of this presentation.
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